UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 21, 2008

FASTENAL COMPANY

(Exact name of registrant as specified in its charter)

Minnesota	0-16125	41-0948415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Theurer Boulevard Winona, Minnesota	55987-1500
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (507) 454-5374

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 21, 2008, Fastenal Company (the “Company”) issued a press release announcing that on January 21, 2008 its Board of Directors declared a dividend of $.25 per share to be paid in cash on February 29, 2008 to shareholders of record at the close of business on February 25, 2008. A copy of that press release is attached as an exhibit to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

The following is furnished herewith:

    (c)      Exhibits

              99.1    Press release of Fastenal Company dated January 21, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 2008

FASTENAL COMPANY

By:	/s/ Daniel L. Florness
Daniel L. Florness
Chief Financial Officer

INDEX TO EXHIBITS

99.1	Press release of Fastenal Company dated January 21, 2008.............................Electronically Filed